THE ADVISORS' INNER CIRCLE FUND

                               Investment Adviser:
     OAK ASSOCIATES, LTD.

The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each, a "Portfolio"), each of which is a separate series of the Fund.

                          WHITE OAK GROWTH STOCK FUND

                         PIN OAK AGGRESSIVE STOCK FUND

This Prospectus sets forth concisely the information about the Fund and the Portfolios that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 28, 1997 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

February 28, 1997



                                TABLE OF CONTENTS

Summary.................................................................      3

Expense Summary.........................................................      5

Financial Highlights....................................................      6

The Fund and the Portfolios.............................................      8

Investment Objectives and Policies......................................      8

Risk Factors............................................................      9

Investment Limitations..................................................      9

The Adviser.............................................................     10

The Administrator.......................................................     10

The Transfer Agent......................................................     10

The Distributor.........................................................     10

Portfolio Transactions..................................................     11

Purchase and Redemption of Shares.......................................     11

Performance.............................................................     13

Taxes...................................................................     13

General Information.....................................................     14

Description of Permitted Investments and Risk Factors...................     16


--------------------------------------------------------------------------------

                                     SUMMARY

    The following summary provides basic information about the White Oak Growth Stock Fund ("White Oak Portfolio") and Pin Oak Aggressive Stock Fund ("Pin Oak Portfolio"). The White Oak Portfolio and the Pin Oak Portfolio are sometimes referred to individually as a "Portfolio" and collectively as the "Portfolios." The Portfolios are two of the mutual funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

    What are the Investment Objectives and Policies? Each Portfolio seeks long-term capital growth by investing primarily in common stocks of companies that, in the Adviser's opinion, have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. The White Oak Portfolio invests primarily in established companies with large market capitalization (in excess of $1 billion). The Pin Oak Portfolio invests primarily in companies with small to medium market capitalization; such companies may be positioned in emerging growth industries. There is no assurance that either Portfolio will achieve its investment objective.

    What are the Risks Involved with an Investment in the Portfolios? An investment in each Portfolio entails certain risks and considerations of which an investor should be aware. Each Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate in value. The share value of the Pin Oak Portfolio may experience greater volatility than the share value of the White Oak Portfolio because it invests in less established, smaller capitalization companies.

    For more information about each Portfolio, see "Investment Objectives and Policies," "Risk Factors" and "Description of Permitted Investments and Risk Factors."

    Who is the Adviser? Oak Associates, Ltd. (the "Adviser") serves as the investment adviser of each Portfolio. In addition to advising the Portfolios, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. See "Expense Summary" and "The Adviser."

    Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent of the Portfolios. See "The Administrator."

    Who is the Transfer Agent? DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Portfolios. See "The Transfer Agent."

    Who is the Distributor? SEI Financial Services Company (the "Distributor") acts as the distributor of the Portfolios' shares. See "The Distributor."

    Is There a Sales Load? No, shares of each Portfolio are offered on a no-load basis.

    Is There a Minimum Investment? Each Portfolio has a minimum initial investment of $2,000, and requires subsequent purchases to be at least $50. The Distributor may waive these minimums at its discretion.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment by check or with readily available funds prior to 4:00 p.m., Eastern time. Redemption orders placed with the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The Portfolios also offer both a Systematic Investment Plan and a Systematic Withdrawal Plan. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

    How are Distributions Paid? Substantially all of the net investment income (exclusive of capital gains) of each Portfolio is distributed in the form of quarterly dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

--------------------------------------------------------------------------------

                                 EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

-------------------------------------------------------------------------------
                                                   WHITE OAK GROWTH STOCK FUND
                                                  PIN OAK AGGRESSIVE STOCK FUND
-------------------------------------------------------------------------------
Sales Load Imposed on Purchases..................              None
Sales Load Imposed on Reinvested Dividends.......              None
Deferred Sales Load..............................              None
Redemption Fees(1)...............................              None
Exchange Fees....................................              None
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(1) A wire redemption charge of $10.00 is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

-------------------------------------------------------------------------------------------------
                                                              WHITE OAK        PIN OAK AGRESSIVE
                                                          GROWTH STOCK FUND        STOCK FUND
-------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(2)...................          .47%                  .48%
12b-1 Fees.............................................          None                  None
Other Expenses.........................................          .43%                  .52%
-------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)........         1.00%                 1.00%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(2) The Adviser has voluntarily agreed to waive all or a portion of its fee for each Portfolio and to reimburse expenses of each Portfolio in order to limit total operating expenses of that Portfolio to an annual rate of not more than 1.00% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time. Absent such waivers the annual advisory fees for the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund would be .74% and .74%, respectively, and annual total operating expenses (restated to reflect current expenses) would be 1.17% and 1.26%, respectively, of average daily net assets. See "The Adviser."

EXAMPLE

---------------------------------------------------------------------------------------------------------------------
                                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                             ------    -------    -------    --------
An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.
     White Oak Growth Stock Fund..........................................     $10       $32        $55        $122
     Pin Oak Aggressive Stock Fund........................................     $10       $32        $55        $122
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

THE EXAMPLE IS BASED UPON ESTIMATED TOTAL OPERATING EXPENSES OF A PORTFOLIO AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENTS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in a Portfolio. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 6, 1996 on the Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Portfolio's financial statements and additional performance information are contained in the Annual Report to Shareholders which is available without charge by calling 1-800-932-7781.

For a Share Outstanding Throughout the Period:

                                    WHITE OAK
                                GROWTH STOCK FUND

----------------------------------------------------------------------------------------------------------------------
                                                11/01/95       11/01/94       11/01/93       11/01/92       08/03/92(1)
                                                   TO             TO             TO             TO              TO
                                                10/31/96       10/31/95       10/31/94       10/31/93        10/31/92
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $ 18.08        $ 11.92         $10.64         $10.33          $10.00
Income From Investment Operations:
  Net Investment Income......................      0.05           0.04           0.02           0.05            0.02
  Realized and Unrealized Gains (Losses) on
    Securities...............................      3.80           6.15           1.28           0.32            0.33
----------------------------------------------------------------------------------------------------------------------
Total From Investment Operations.............      3.85           6.19           1.30           0.37            0.35
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment
  Income.....................................     (0.05)         (0.03)         (0.02)         (0.06)          (0.02)
Dividends From Capital Gains.................        --             --             --             --              --
      Total Distributions....................     (0.05)         (0.03)         (0.02)         (0.06)          (0.02)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............   $ 21.88        $ 18.08         $11.92         $10.64          $10.33
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................     21.33%         52.07%         12.24%          3.59%          14.30%*
----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)..............   $26,109        $10,495         $5,942         $5,539          $3,195
Ratio Of Expenses To Average
  Net Assets.................................      0.95%          0.97%          0.97%          0.97%           1.00%*
Ratio Of Expenses To Average Net Assets
  (Excluding Waivers and
  Reimbursements)............................      1.50%          2.06%          2.24%          2.71%           4.78%*
Ratio Of Net Income To Average Net Assets....      0.23%          0.29%          0.19%          0.54%           0.74%*
Ratio Of Net Income (Loss) To Average Net
  Assets (Excluding Waivers and
  Reimbursement).............................     (0.32)%        (0.80)%        (1.08)%        (1.20)%         (3.04)%*
Portfolio Turnover Rate......................      8.07%         22.43%         37.42%         27.48%           0.00%
Average Commission Rate(2)...................   $0.0599            N/A            N/A            N/A             N/A
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

* Annualized

(1) The White Oak Growth Stock Fund commenced operations on August 3, 1992.
(2) Average commission rate paid per share for the security purchases and sales made during the period.

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 6, 1996 on the Fund's financial statements as of October 31, 1996. This table should be read in conjunction with the Fund's audited financial statements and notes thereto. The Portfolio's financial statements and additional performance information are contained in the Annual Report to Shareholders which is available without charge by calling 1-800-932-7781.

For a Share Outstanding Throughout the Period:

                                    PIN OAK
                             AGGRESSIVE STOCK FUND

----------------------------------------------------------------------------------------------------------------------
                                                11/01/95       11/01/94       11/01/93       11/01/92       08/03/92(1)
                                                   TO             TO             TO             TO              TO
                                                10/31/96       10/31/95       10/31/94       10/31/93        10/31/92
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $ 17.32        $ 11.60         $12.62         $10.28          $10.00
Income From Investment Operations:
  Net Investment Income (Loss)...............     (0.09)         (0.08)         (0.06)         (0.05)             --
  Realized and Unrealized Gain (Loss) on
    Investments..............................     (0.15)          5.80          (0.96)          2.39            0.28
---------------------------------------------------------------------------------------------------------------------
Total From Investment Operations.............     (0.24)          5.72          (1.02)          2.34            0.28
---------------------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions From Net Investment
  Income.....................................        --             --             --             --              --
Distributions From Capital Gains.............        --             --             --             --              --
---------------------------------------------------------------------------------------------------------------------
      Total Distributions....................        --             --             --             --              --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............   $ 17.08        $ 17.32         $11.60         $12.62          $10.28
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.................................     (1.39)%        49.31%         (8.08)%        22.76%          11.57%*
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000)..............   $23,738        $15,652         $9,624         $9,079          $4,127
Ratio Of Expenses To Average
  Net Assets.................................      0.96%          0.98%          0.96%          0.98%           1.00%*
Ratio Of Expenses To Average Net
  Assets (Excluding Waivers and
  Reimbursements)............................      1.47%          1.65%          1.74%          2.07%           4.06%*
Ratio Of Net Income (Loss) To Average Net
  Assets.....................................     (0.62)%        (0.70)%        (0.62)%        (0.48)%          0.03%*
Ratio Of Net Income (Loss) To Average Net
  Assets (Excluding Fee Waivers and
  Reimbursements)............................     (1.13)%        (1.37)%        (1.40)%        (1.57)%         (3.03)%*
Portfolio Turnover Rate......................     31.65%         49.28%         48.88%         68.32%           4.00%
Average Commission Rate(2)...................   $0.0617            N/A            N/A            N/A             N/A
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

* Annualized

(1) The Pin Oak Aggressive Stock Fund commenced operations on August 3, 1992.
(2) Average commission rate paid per share for the security purchases and sales made during the period.

THE FUND AND THE PORTFOLIOS

    The Advisors' Inner Circle Fund (the "Fund") offers shares of a number of separately-managed mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Fund's White Oak Growth Stock Fund ("White Oak Portfolio") and Pin Oak Aggressive Stock Fund ("Pin Oak Portfolio") (the White Oak Portfolio and the Pin Oak Portfolio are sometimes referred to individually as a "Portfolio" and collectively as the "Portfolios"), each a diversified portfolio. Information regarding the other mutual funds in the Fund is contained in separate prospectuses that may be obtained by calling 1-800-932-7781.

INVESTMENT OBJECTIVES AND POLICIES

WHITE OAK PORTFOLIO

The White Oak Portfolio seeks long-term capital growth. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The White Oak Portfolio will normally be as fully invested as practicable in common stocks, but also may invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs"). Under normal market conditions, the White Oak Portfolio will invest at least 65% of its total assets in common stocks. The Portfolio will purchase securities primarily of established companies with large market capitalizations (an equity market capitalization in excess of $1 billion). The Portfolio may also purchase securities of smaller established companies if its investment adviser, Oak Associates, Ltd. (the "Adviser"), believes that such securities offer comparable investment opportunities.

PIN OAK PORTFOLIO

The Pin Oak Portfolio seeks long-term growth of capital. There can be no assurance that the Portfolio will be able to achieve this investment objective.

The Pin Oak Portfolio will normally be as fully invested as practicable in common stocks, but may also invest in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. Under normal market conditions, the Pin Oak Portfolio will invest at least 65% of its total assets in common stocks. The Portfolio will purchase securities primarily of companies with small to medium market capitalizations (an equity market capitalization between $100 million and $1 billion); these companies may be positioned in emerging growth industries. The Pin Oak Portfolio may purchase the securities of larger companies if the Adviser believes that they offer comparable investment opportunities or will stabilize the Portfolio's net asset value.

IN GENERAL

Each Portfolio will purchase securities that the Adviser believes have strong earnings potential and reasonable market valuations relative to the market as a whole and common stocks of companies in the same respective industry classifications. Each Portfolio will purchase only those securities that are traded in the United States on registered exchanges or the over-the-counter market.

Each Portfolio may invest in debt securities rated AAA by Standard & Poor's Corporation ("S&P"). Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest.

Under normal conditions, each Portfolio may hold up to 15% of its total assets in cash and investments in the money market instruments described below in order to maintain liquidity or if the Adviser determines that securities meeting the Portfolio's investment objective and policies are not otherwise readily available for purchase.

The Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Trustees.

A Portfolio will not invest more than 15% of its total assets in time deposits and other illiquid securities.

For temporary defensive purposes during periods when the Adviser determines that conditions warrant, each Portfolio may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings & loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; commercial paper rated at least A-1 by S&P or Prime-1 by Moody's Investors Service, Inc.; repurchase agreements involving the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market instruments) and in cash.

For a description of certain permitted investments, see "Description of Permitted Investments and Risk Factors" and "Description of Permitted Investments" in the Statement of Additional Information. For a description of ratings, see the Appendix in the Statement of Additional Information.

RISK FACTORS

Investments in common stocks and other equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Portfolio invests will cause the net asset value of that Portfolio to fluctuate. An investment in either Portfolio may therefore be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Pin Oak Portfolio will invest primarily in securities of issuers with small to medium market capitalizations. Investing in smaller capitalization companies involves greater risk than is customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. As a result, the value of the shares of the Pin Oak Portfolio can be expected to fluctuate more than the value of shares of an investment company investing solely in larger, more established companies.

SECURITIES OF FOREIGN ISSUERS -- Investments in the securities of foreign issuers may subject a Portfolio to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

INVESTMENT LIMITATIONS

The investment objective of each Portfolio and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of that Portfolio. Fundamental policies cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares.

NO PORTFOLIO MAY:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Oak Associates, Ltd. (the "Adviser") is a professional investment management firm and registered investment adviser founded in April 1985. James D. Oelschlager is the sole proprietor of the Adviser. As of October 31, 1996, the Adviser had discretionary management authority with respect to approximately $4.2 billion of assets under management. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333.

The Adviser serves as the investment adviser for each Portfolio under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Portfolios and continuously reviews, supervises and administers the investment program of each Portfolio, subject to the supervision of, and policies established by, the Trustees of the Fund. In addition to advising the Portfolios, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of the White Oak Portfolio and .74% of the average daily net assets of the Pin Oak Portfolio, respectively. The Adviser has voluntarily agreed to waive all or a portion of its fee for each Portfolio and to reimburse expenses of each Portfolio in order to limit total operating expenses of that Portfolio to an annual rate of not more than 1.00% of average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waivers and reimbursements at any time. For the fiscal year ended October 31, 1996, the Adviser received Advisory fees of .19% and .23%, respectively, of the White Oak and Pin Oak Portfolios' average daily net assets.

James D. Oelschlager, President of the Adviser since 1985, has managed the portfolios of the White Oak Portfolio and the Pin Oak Portfolio since their inception, with both Donna Barton and Doug MacKay serving as assistant portfolio managers during this period. Ms. Barton has been a trader for the Adviser since 1985. Mr. MacKay has been a research analyst for the Adviser since 1990.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For these administrative services, the Administrator is entitled to a fee from each Portfolio, which fee is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of that Portfolio. However, each Portfolio pays the Administrator a minimum annual fee of $50,000. The administration fee a Portfolio pays will decline to an annual rate of .20% of the Portfolio's average daily net assets at net asset levels of $25 million and above.

The Administrator also serves as the shareholder servicing agent for each Portfolio under a shareholder servicing agreement with the Fund.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of either Portfolio.

PORTFOLIO TRANSACTIONS

The Advisory Agreement authorizes the Adviser to select broker-dealers that will execute the purchase or sale of investment securities for each Portfolio and directs the Adviser to seek to obtain the best net results.

Each Portfolio may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation.

Because shares of the Portfolios are not marketed through intermediary broker-dealers, it is not a Portfolio's practice to allocate brokerage or effect principal transactions with broker-dealers on the basis of sales of shares that may be made through such firms. However, the Adviser may place orders for a Portfolio with qualified broker-dealers who refer clients to that Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business (a "Business Day"). Investors may purchase and redeem shares of either Portfolio directly through the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place wire transfer orders, and exchange and redemption orders, by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of each Portfolio may be made on any Business Day. Shares of the Portfolios are offered only to residents of states in which such shares are eligible for purchase. Certain broker-dealers assist their clients in the purchase or redemptions of shares from the Distributor and charge a fee for this service in addition to a Portfolio's public offering price.

The minimum initial investment in the Portfolio is $2,000, and subsequent purchases must be at least $50. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Portfolios' Systematic Investment Plan must be at least $25.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the name of the appropriate Portfolio) for $2,000 or more, together with a completed Account Application to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009. Third-party checks, credit cards, credit card checks and cash will not be accepted. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of either Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank, N.A.; ABA #10-10-00695; for Account Number 98-7052-396-5; Further Credit: either White Oak Growth Stock Fund or Pin Oak Aggressive Stock Fund. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to the Transfer Agent at: The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of a Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of a Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolios.

If a check received for the purchase of shares does not clear, the purchase will be cancelled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

SYSTEMATIC INVESTMENT PLAN -- A shareholder may also arrange for periodic additional investments in the Portfolios through automatic deductions by Automated Clearing House ("ACH") transfers from a checking or savings account by completing the appropriate section of the Account Application form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $25 per month. An Account Application form may be obtained by calling 1-800-932-7781.

EXCHANGES

Shareholders of either Portfolio may exchange their shares for shares of the other Portfolio. Exchanges are made at net asset value. An exchange is considered a sale of shares and will result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Portfolio before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Portfolio may legally be sold. If the Transfer Agent receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by 4:00 p.m., Eastern time on any Business Day, the exchange will be effected that day. The liability of the Fund or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Fund reserves the right to modify or terminate this exchange offer on 60 days' notice.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that the investment being redeemed has been in the shareholder's account for a minimum of 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of a Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transfers; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

SYSTEMATIC WITHDRAWAL PLAN -- Each Portfolio offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $25,000 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-932-7781.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

ADDITIONAL REDEMPTION INFORMATION

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of the redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

CALCULATION OF NET ASSET VALUE

The net asset value per share of each Portfolio is determined by dividing the total market value of that Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, of broad groups of comparable mutual funds and unmanaged indices. The performance of unmanaged indices may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. A Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

A Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIOS:

Each Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. Each Portfolio intends to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

Each Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of each Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. Each Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Portfolio (such as STRIPS) are sold with original issue discount and thus generally do not make periodic cash interest payments. For a further description of such securities, see "Description of Permitted Investments and Risk Factors" below. Each Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because each Portfolio distributes all of its net investment income to its shareholders, a Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Portfolio provided certain state-specific conditions are satisfied. The Portfolios will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular state.

Dividends declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

Each Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

A sale, exchange or redemption of a Portfolio's shares is a taxable event to the shareholder.

Income derived by a Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. A Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE FUND

The Portfolio, an open-end investment management company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares. All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Fund pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Fund's other expenses, including audit and legal expenses. Expenses not attributable to a specific portfolio are allocated across all of the portfolios on the basis of relative net assets.

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semi-annually and audited financial statements annually for each Portfolio. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781.
Purchases, redemptions and exchanges of shares should be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gain) of each Portfolio is distributed in the form of quarterly dividends. Shareholders of record on the next to last Business Day of each quarter will be entitled to receive the quarterly dividend distribution, which is generally paid within 10 Business Days after the end of the quarter. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH wire transfers.

Dividends and other distributions of a Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS
AND RISK FACTORS

The following is a description of certain of the permitted investments for each
Portfolio:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE -- Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT -- Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with a remaining term to maturity in excess of seven days.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

TIME DEPOSIT -- Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES -- Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S.

Treasury (e.g., Government National Mortgage Association securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank securities), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association securities). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

U.S. GOVERNMENT DIRECT OBLIGATIONS -- U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

The Advisor's Inner Circle Fund
P.O. Box 419009
Kansas City, MO 64141-6009

PORTFOLIOS:
White Oak Growth Stock Fund
Pin Oak Aggressive Stock Fund

INVESTMENT ADVISOR:
Oak Associates, ltd.

DISTRIBUTOR:
SEI Financial Services Company

ADMINISTRATOR:
SEI Fund Resources

LEGAL COUNSEL:
Morgan, Lewis & Bockius LLP

INDEPENDENT PUBLIC ACCOUNTANTS:
Arthur Andersen LLP


(LOGO)
OAK ASSOCIATES, ltd.

To open an account,
receive account information,
make inquiries or
request literature:
1-800-932-7781

OAK-F-010-06


-------------------------------
                     PROSPECTUS
              FEBRUARY 28, 1997


(LOGO)
--------------------
WHITE OAK GROWTH
   STOCK FUND
--------------------
PIN OAK AGGRESSIVE
   STOCK FUND


    Advised by
OAK ASSOCIATES, ltd.

                                      Fund:
                         THE ADVISORS' INNER CIRCLE FUND

                                   Portfolios:
                           WHITE OAK GROWTH STOCK FUND
                          PIN OAK AGGRESSIVE STOCK FUND

                               Investment Adviser:
                               OAK ASSOCIATES LTD.

This Statement of Additional Information is not a prospectus and relates only to the White Oak Growth Stock Fund (the "White Oak Portfolio") and Pin Oak Aggressive Stock Fund (the "Pin Oak Portfolio")(each a "Portfolio" and collectively, the "Portfolios"). It is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Fund") and the Portfolios and should be read in conjunction with the Portfolios' Prospectus dated February 28, 1997. The Prospectus for the Portfolios may be obtained by calling 1-800-932-7781.


                                TABLE OF CONTENTS

THE FUND ................................................................S - 2
DESCRIPTION OF PERMITTED INVESTMENTS.....................................S - 2
INVESTMENT LIMITATIONS...................................................S - 3
THE ADVISER..............................................................S - 6
THE ADMINISTRATOR........................................................S - 6
THE DISTRIBUTOR..........................................................S - 7
TRUSTEES AND OFFICERS OF THE FUND........................................S - 8
COMPUTATION OF YIELD AND TOTAL RETURN...................................S - 11
PURCHASE AND REDEMPTION OF SHARES.......................................S - 12
DETERMINATION OF NET ASSET VALUE........................................S - 13
TAXES... ...............................................................S - 15
PORTFOLIO TRANSACTIONS .................................................S - 15
DESCRIPTION OF SHARES...................................................S - 17
SHAREHOLDER LIABILITY...................................................S - 17
LIMITATION OF TRUSTEES' LIABILITY.......................................S - 17
5% SHAREHOLDERS.........................................................S - 18
EXPERTS  ...............................................................S - 18
FINANCIAL STATEMENTS....................................................S - 18
APPENDIX ................................................................A - 1

February 28, 1997

THE FUND

This Statement of Additional Information relates only to the White Oak Growth Stock Fund (the "White Oak Portfolio") and Pin Oak Aggressive Stock Fund (the "Pin Oak Portfolio") (each a "Portfolio"). Each Portfolio is a separate series of The Advisors' Inner Circle Fund (the "Fund"), an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." No investment in shares of a portfolio should be made without first reading that portfolio's prospectus. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Portfolios.

DESCRIPTION OF PERMITTED INVESTMENTS

Repurchase agreements are agreements by which a person (e.g., a Portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Portfolio for purposes of its investment limitations. The repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Portfolio, the custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

Investment Company Shares

Each Portfolio may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Portfolio expenses. Under applicable regulations, a Portfolio is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Portfolio owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Portfolio's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. See also "Investment Limitations."

It is the position of the staff of the Securities and Exchange Commission ("SEC") that certain non-governmental issuers of CMOs constitute investment companies pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

Options

It is an operating policy of the Portfolios not to write or purchase puts, calls, options or combinations thereof.

Warrants

A Portfolio may invest in warrants in accordance with the Prospectus.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Portfolio that cannot be changed with respect to a Portfolio without the consent of the holders of a majority of that Portfolio's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of a Portfolio's outstanding shares, whichever is less.

No Portfolio may:

1.  Acquire more than 10% of the voting securities of any one issuer.

2.  Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Any borrowing will be done from a bank and, to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely for temporary liquidity or emergency purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making investments and any interest paid on such borrowings will reduce income.

4. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, and the Portfolio may enter into repurchase agreements, as described in the Prospectus and in this Statement of Additional Information.

5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan.

6. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts, provided that this shall not prevent the Portfolio from investing in readily marketable securities of issuers which can invest in real estate or commodities, institutions that issue mortgages, real estate investment trusts which deal in real estate or interests therein pursuant to the Portfolio's investment objective and policies.

7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder.

10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

11. Purchase or retain securities of an issuer if, to the knowledge of the Fund, an officer, trustee, partner or director of the Fund or any investment adviser of the Fund owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

12. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

Non-Fundamental Policies

The following investment limitations of each Portfolio are non-fundamental and may be changed by the Fund's Board of Trustees without shareholder approval:

1. A Portfolio may not invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Portfolio's assets. An illiquid security is a security which cannot be disposed of promptly (within seven days), and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

2. No Portfolio may invest its assets in securities or any investment company, except as permitted by the 1940 Act or pursuant to an order of exemption therefrom.

THE ADVISER

The Fund and Oak Associates Ltd. (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

For the fiscal years ended October 31, 1994, 1995 and 1996, the Adviser received the following advisory fees:


                                   Fees Paid                       Fees Waived Fees                        Reimbursed
                                   ---------                       ----------------                        ----------

Portfolio ........       1994        1995        1996        1994        1995        1996        1994        1995        1996
                         ----        ----        ----        ----        ----        ----        ----        ----        ----
White Oak ........     $     0     $     0     $29,362     $42,884     $53,199     $88,667     $30,833     $25,326     $     0
Pin Oak ..........     $     0     $ 7,803     $44,515     $67,198     $77,724     $98,194     $ 3,304     $     0     $     0
==================     =======     =======     =======     =======     =======     =======     =======     =======     =======


The continuance of the Advisory Agreement as to any Portfolio must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Fund or, with respect to any Portfolio, by a majority of the outstanding shares of that Portfolio, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

THE ADMINISTRATOR

The Fund and SEI Fund Resources (the" Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.


                           Administrative Fees Paid
                           ------------------------

                           1994                1995                   1996
                           ----                ----                   ----

White Oak                  $50,000             $50,001                $50,030
Pin Oak                    $50,000             $50,001                $50,030



The Fund and the Administrator have also entered into a shareholder servicing agreement pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interests in the Administrator. SEI and its affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds:
The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Fund, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, and the Fund are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of any Portfolio.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Fund pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Fund, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Fund also serve as officers of some or all of the following: The Achievement Funds Trust, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc, HighMark Fund, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Pillar Funds, Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds(R), and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Financial Services Company.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Insurance Investment Products Trust, 1784 Funds(R), Pillar Funds, Rembrandt Funds, and Stepstone Funds.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- 569 N. Post Oak Lane, Houston,
TX 77024. Retired since 1992. Formerly Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of the Arbor Fund, Marquis Funds(R), and Advisors' Inner Circle Fund.

WILLIAM M. DORAN (DOB 05/26/40) - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor, Director and Secretary of SEI. Trustee of the Arbor Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Insurance Investment Products Trust, The Advisors' Inner Circle Fund, and Marquis Funds(R).

FRANK E. MORRIS (DOB 12/30/23) -- Trustee** -- 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988. Trustee of The Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI

Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Insurance Investment Products Trust, SEI Asset Allocation Trust and SEI Institutional Investments Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- 208 Old Main, University Park, PA 16802. Pennsylvania State University, Senior Vice President, Treasurer (Emeritus). Financial and Investment Consultant, Professor of Transportation (1984-present). Vice President-Investments, Treasurer, Senior Vice President (Emeritus) (1982-1984). Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of the Arbor Fund, Marquis Funds(R), and Advisors' Inner Circle Fund.

GENE PETERS (DOB 06/03/29)--- Trustee** -- 943 Oblong Road, Williamstown, MA 01267. Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company) (1980-1986). President of Gene Peters and Associates (import company) (1978-1980). President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of the Arbor Fund, Marquis Funds(R) and Advisors' Inner Circle Fund.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, from September 1987 - December 1993; Trustee of the Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, Insurance Investment Products Trust, SEI Asset Allocation Trust, and SEI Institutional Investments Trust.

DAVID G. LEE (DOB 04/16/52) -- President and Chief Executive Officer -- Senior Vice President of the Administrator and Distributor since 1993. Vice President of the Administrator and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW (DOB 10/18/53) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

KEVIN P. ROBINS (DOB 04/15/61) -- Vice President and Assistant Secretary -- Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT (DOB 10/25/45) -- Secretary -- 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Administrator and Distributor.

KATHRYN L. STANTON (DOB 11/19/58) -- Vice President and Assistant Secretary, Deputy General Counsel, of SEI, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

JOSEPH P. LYDON (DOB 09/27/59)-- Vice President and Assistant Secretary -- Director, Business Administration of Fund Resources, April 1995. Vice President, Fund Group, Dremen Value Management, LP, President Dremen Financial Services, Inc. prior to 1995.

STEPHEN G. MEYER (DOB 07/12/65) -- Controller, Chief Financial Officer-Vice President and Controller of SEI Fund Resources since 1995. Director, Internal Audit and Risk Management, SEI Corporation, 1992-1995. Senior Associate, Coopers and Lybrand, 1990-1992.

TODD B. CIPPERMAN (DOB 01/14/66) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT (DOB 06/18/56) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate, Drinker Biddle & Reath (law firm) (1994-1996). Assistant Vice President/Administration, Delaware Service Company, Inc. (1992-1993); Assistant Vice President - Operations of Delaware Service Company, Inc. (1988-1992).

MARC H. CAHN (DOB 06/19/57) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate General Counsel, Barclays Bank PLC (1995-1996). ERISA counsel, First Fidelity Bancorporation (1994-1995), Associate, Morgan, Lewis & Bockius LLP (1989-1994).

------------
*Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

**Messrs. Cooney, Morris, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund. The Fund pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal year ended October 31, 1996.

                                                                                                   Total Compensation
                                                                                                   From Registrant
                                                                                                   and Fund Complex
                                                                                                   Paid to Trustees for
                             Aggregate Compensation       Pension or                               the Fiscal Year
                             From Registrant for the      Retirement Benefits   Estimated Annual   Ended October 31,
                             Fiscal Year Ended October    Accrued as Part of    Benefits Upon      1996
Name of Person, Position     31, 1996                     Fund Expenses         Retirement
------------------------     -------------------------    -------------------   ----------------   --------------------

John T. Cooney               $9,859                               N/A               N/A            $9,859 for services
                                                                                                   on 1 board
Frank E. Morris              $10,006                              N/A               N/A            $10,006  for
                                                                                                   services on 1 board
Robert Patterson             $10,006                              N/A               N/A            $10,006  for
                                                                                                   services on 1 board
Eugene B. Peters             $10,006                              N/A               N/A            $10,006 for
                                                                                                   services on 1 board
James M. Storey, Esq.        $10,006                              N/A               N/A            $10,006 for
                                                                                                   services on 1 board
William M. Doran, Esq.       $0                                   N/A               N/A            $0 for services on 1
                                                                                                   board
Robert A. Nesher             $0                                   N/A               N/A            $0 for services on 1
                                                                                                   board
============================ ===========================  ===================== ===================  ====================




COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Fund may advertise yield and total return of the Portfolios. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the annualized income generated by an investment in that Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended October 31, 1996, the Portfolios' yields were .28% for the White Oak Portfolio and 0% for the Pin Oak Portfolio.

The total return of a Portfolio refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended October 31, 1996 and for the period from August 3, 1992 (commencement of operations) through October 31, 1996, the total return for the Portfolios was 21.33% and 20.67% for the White Oak Portfolio, and (1.39)% and 13.44% for the Pin Oak Portfolio, respectively.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange is open for business. Shares of each Portfolio are offered on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Fund's policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Fund also reserves the right to suspend sales of shares of any Portfolio for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Portfolios are valued by the Administrator. The Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. However, the service may also use a matrix system to determine valuations of certain securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trustees.

TAXES

The following is only a summary of certain tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) each Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of stocks or securities held for less than three months; (iii) at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Portfolio controls or which are engaged in the same, similar or related trades or business.

Notwithstanding the Distribution Requirement described above, which requires only that a Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a non-exempt shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise generally will be treated as a short-term capital gain or loss. If shares of a Portfolio on which a net capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

In certain cases, a Portfolio will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Portfolio that such shareholder is not subject to backup withholding.

If any Portfolio fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

State Taxes

No Portfolio is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Portfolio to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for each Portfolio. Each Portfolio will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Portfolio best price and execution or other services which are of benefit to the Portfolio.

The Adviser may, consistent with the interests of the Portfolio, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Portfolio or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively with respect to the Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Portfolio.

It is expected that a Portfolio may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Portfolio expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.




                                                       Total $ Amount                              Total $ Amount of
                                                         of Brokered                                   Brokered
                                                        Transactions            Brokerage          Transactions With
                                     Brokerage            for Last          Commissions Paid      Affiliate for Last
             Fund               Commissions Paid           Year              to Affiliates              Year
             ----               ----------------       --------------       ----------------      -------------------

White Oak                       $9,810              $9,673,456            $0                     $0
Pin Oak                         $5,004              $2,941,022            $0                     $0
==============================  ==================  ====================  =====================  ====================


Because neither Portfolio markets its shares through intermediary brokers or dealers, it is not either Portfolio's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Portfolio's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

The Portfolios are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Portfolios have acquired during their most recent fiscal year. As of October 31, 1996, the White Oak Portfolio held $402,000 of equity securities of Morgan Stanley Group.

For the fiscal years ended October 31, 1995 and 1996, the portfolio turnover rate for each of the Portfolios was as follows:


                                                                               TURNOVER RATE
                                                                               --------------
                      PORTFOLIO
                      ---------                                   1996                             1995
White Oak Portfolio                                                8.07%                           22.43%
Pin Oak Portfolio                                                 31.65%                           49.28%
==================================================== ================================ ================================


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Fund were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Fund.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Fund unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% SHAREHOLDERS

As of February 1, 1997, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the shares of the Portfolios.

White Oak Growth Stock Fund.

Shareholder                           Number of Shares                 %
-----------                           ----------------                ----
Charles Schwab & Co. Inc.             1,134,274.547               40.79%
Spec Cust Acct F/B/O Customers
101 Montgomery Street
San Francisco, CA  94104

Pin Oak Aggressive Stock Fund.

Shareholder                           Number of Shares                 %
-----------                           ----------------                ----
Charles Schwab & Co. Inc.               315,300.980               20.07%
Spec Cust Acct F/B/O Customers
101 Montgomery Street
San Francisco, CA  94104

The Fund believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements of the Trust have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended October 31, 1996, including notes thereto and the report of Arthur Andersen LLP thereon, are herein incorporated by reference. A copy of the 1996 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The following descriptions of corporate bond ratings have been published by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"), respectively.

Debt rated AAA has the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Debt rated AA also qualities as high-quality debt. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

The following descriptions of commercial paper ratings have been published by S&P and Moody's, respectively.

Commercial paper rated A-1 by S&P is regarded by S&P as having the greatest capacity for timely payment. Ratings are further refined by the use of a plus sign to indicate the relative degree of safety. Issues rated A-1+ are those with "extremely strong safety characteristics." Those rated A-1 reflect a "strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.